Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2018	Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes

9. Income Taxes

The effective income tax rate was 10.8% for the three months ended September 30, 2018 and 7.0% for the nine months ended September 30, 2018. In comparison, the effective income tax rate was (90.9)% for the three months ended September 30, 2017 and 10.0% for the nine months ended September 30, 2017. The (benefit from) provision for income taxes varies from the amount computed by applying the federal corporate income tax rate of 21.0% and 35.0% for 2018 and 2017, respectively, to the loss before income taxes primarily due to state income taxes (net of federal tax effect) and adjustments for permanent differences (primarily the non-deductible interest expense associated with the Company’s preferred stock). In determining the (benefit from) provision for income taxes, the Company applied an estimated annual effective tax rate to its ordinary operating results, and calculated the tax benefit or provision, if any, of other discrete items individually as they occurred. The estimated annual effective tax rate was based on expected ordinary operating results, statutory tax rates, and the Company’s best estimate of non-deductible and non-taxable items of ordinary income and expense.

No significant discrete items were recognized during the three and nine months ended September 30, 2018. Significant discrete items recognized during the three and nine months ended September 30, 2017 included loss from debt extinguishment (no tax benefit for partial redemption of preferred stock), gain on the sale of Unitrans (tax provision), and goodwill impairment charges (primarily non-deductible for tax purposes). Significant discrete items recognized during the nine months ended September 30, 2017 also included loss from debt extinguishment (tax benefit for senior debt payoff) and preferred stock issuance costs (no tax benefit).

11.	Income Taxes

The components of the Company’s (benefit from) provision for income taxes were as follows (in thousands):

	Year Ended December 31,
	2017	2016	2015
Current:
Federal	$—	$(23,500)	$10,931
State, local, and foreign	1,875	660	3,627
Deferred:
Federal	(27,118)	(39,695)	1,874
State, local, and foreign	52	(3,746)	880

(Benefit from) provision for income taxes	$(25,191)	$(66,281)	$17,312

The Company’s (benefit from) provision for income taxes varied from the amounts calculated by applying the U.S. statutory income tax rate to the pretax (loss) income as shown in the following reconciliations (in thousands):

	Year Ended December 31,
	2017	2016	2015
Statutory federal rate	$(40,732)	$(149,310)	$15,026
Interest expense—preferred stock	20,459	—	—
State income taxes—net of federal benefit	(1,465)	(5,368)	1,294
Gain on sale of Unitrans	(1,161)	—	—
Goodwill impairment	1,020	86,776	—
Effect of change in U.S. statutory income tax rate	(7,413)	—	—
Change in valuation allowance	1,989	1,624	99
Other	2,112	(3)	893

Total	$(25,191)	$(66,281)	$17,312

The Company recorded assets for refundable current federal and state income taxes of $14.7 million and $40.8 million as of December 31, 2017 and 2016, respectively. These are classified as income tax receivable.

The tax rate effects of temporary differences that give rise to significant elements of deferred tax assets and deferred tax liabilities as of December 31 were as follows (in thousands):

	2017	2016
Deferred income tax assets:
Accounts receivable	$2,694	$7,140
Accrued expenses and other current liabilities	13,103	18,823
Net operating losses and other tax carryforwards	18,715	3,358
Other, net	51	746

Total	$34,563	$30,067
Valuation allowance	(3,942)	(1,953)

Total, net of valuation allowance	$30,621	$28,114
Deferred income tax liabilities:
Prepaid expenses and other current assets	$(2,906)	$(6,572)
Goodwill and intangible assets	(11,685)	(20,005)
Property and equipment	(30,312)	(45,711)

Total	$(44,903)	$(72,288)

Net deferred tax liabilities	$(14,282)	$(44,174)

The net noncurrent deferred income tax liability of $14.3 million as of December 31, 2017 and $44.2 million as of December 31, 2016 (net of current deferred tax assets and related valuation allowance) is classified as deferred tax liabilities.

Management assesses the available positive and negative evidence to estimate whether sufficient future taxable income will be generated to permit use of the existing deferred tax assets, including through reversals of existing cumulative temporary differences. A significant piece of objective evidence evaluated was the cumulative loss incurred over the three-year period ended December 31, 2017 (for consolidated federal and state income tax returns). Similarly, cumulative losses over the three years ended December 31, 2017 and December 31, 2016 were considered for separate company state and local tax returns filed by certain subsidiaries. Such objective evidence limits the ability to consider other subjective evidence, such as the Company’s projections for future growth. On the basis of the Company’s evaluation, the Company has recorded a valuation allowance of $3.9 million and $2.0 million as of December 31, 2017 and 2016, respectively, primarily related to state net operating loss carryforwards and other deferred tax assets that will not “more likely than not” be realized in the future. No valuation allowance has been recorded against the federal net operating loss carryforward deferred tax asset.

Federal net operating loss carryforwards (some of which are subject to annual Section 382 limitations) expire between 2030 and 2037. State net operating loss carryforwards expire between 2019 and 2037.

The change to the Company’s gross unrecognized tax benefits for the years ended December 31 is reconciled as follows (in thousands):

	2017	2016
Balance as of January 1	$737	$—
Additions based on current year tax positions	—	—
Additions for prior years’ tax positions	574	737
Reductions for prior years’ tax positions	—	—
Settlements with taxing authorities	—	—
Lapse of statute of limitations	—	—

Balance as of December 31	$1,311	$737

Depending on specific facts, the above amounts may be reflected in the consolidated balance sheets either (a) as a reduction to income tax receivable; (b) as a reduction to net operating loss deferred tax assets, which are presented netted against deferred tax liabilities; or (c) within other long-term liabilities. The entire amount of unrecognized tax benefits would affect the effective tax rate. Interest and penalties related to uncertain tax benefits were $0.3 million and $0.1 million for 2017 and 2016, respectively, and are included within the (benefit from) provision for income taxes. Accrued interest and penalties were $0.4 million and $0.1 million as of December 31, 2017 and 2016, respectively.

The Company is subject to federal and state tax examinations for all tax years subsequent to December 31, 2012. The Internal Revenue Service (“IRS”) is currently reviewing the Company’s 2013 federal tax return amendment and 2014-2016 federal tax returns. The Company has extended the federal period of limitations to assess tax for the 2014 and 2015 tax years through March 31, 2020. Although pre-2013 years are generally no longer subject to examinations by the IRS and various state taxing authorities, certain state net operating loss carryforwards generated in those years may still be adjusted upon examination by the IRS or state taxing authorities if they were used after 2012 or will be used in a future period.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law, and most changes are effective as of January 1, 2018. The law includes various provisions that will affect corporations, including a reduction of the corporate income tax rate from a 35% maximum rate to a 21% flat rate, enhanced “bonus depreciation” for capital equipment purchases, limitations on interest expense deductions, changes to net operating loss carryback and carryforward rules, and changes to U.S. taxation of foreign profits. The corporate tax rate reduction resulted in a $7.4 million discrete tax benefit during the year ended December 31, 2017 as a result of recalculating the carrying value of the Company’s deferred tax assets and liabilities. Additionally, the Company reduced its net operating loss deferred tax asset by $0.4 million as a result of the one-time deemed repatriation of foreign subsidiary earnings.